UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. [      ]  )

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Filed by a Party other than the Registrant [_]

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[__]  Preliminary Proxy Statement
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[X]  Definitive Proxy Statement
[__]  Definitive Additional Materials
[__]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HENDERSON GLOBAL FUNDS
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(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HENDERSON GLOBAL FUNDS
Henderson Emerging Markets Opportunities Fund
Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Opportunities Fund
Henderson Global Technology Fund
Henderson International All Cap Equity Fund
(formerly Henderson International Equity Fund)
Henderson International Opportunities Fund
Henderson Japan-Asia Focus Fund
Henderson Money Market Fund
Henderson Worldwide Income Fund

737 North Michigan Avenue
Suite 1700
Chicago, Illinois 60611

January 18, 2011

Dear Shareholders:

The Special Meeting of Shareholders (the “Meeting”) of Henderson Global Funds (the “Trust”) will be held at 9:00 a.m. Central Time on March 10, 2011, at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.  A Notice of the Meeting of Shareholders, Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matter on which you, as a shareholder of the Trust, are being asked to vote is the election of seven (7) Trustees to the Trust’s Board of Trustees (the “Board”).  The Board recommends that you vote for the election of each nominee standing for election to the Board.

Detailed information about the proposal is contained in the enclosed materials.  Please exercise your right to vote by completing, dating and signing the enclosed proxy card.  A self-addressed, postage-paid envelope has been enclosed for your convenience.  It is very important that you vote and that your voting instructions be received no later than March 9, 2011.

If you have any questions after considering the enclosed materials, please call 1-866-343-6337.

Respectfully,

/s/ Christopher K. Yarbrough

Christopher K. Yarbrough
Secretary

HENDERSON GLOBAL FUNDS
Henderson Emerging Markets Opportunities Fund
Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Opportunities Fund
Henderson Global Technology Fund
Henderson International All Cap Equity Fund
(formerly Henderson International Equity Fund)
Henderson International Opportunities Fund
Henderson Japan-Asia Focus Fund
Henderson Money Market Fund
Henderson Worldwide Income Fund

NOTICE OF THE MEETING OF SHAREHOLDERS

January 18, 2011

To the Shareholders of Henderson Global Funds:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Meeting”) of Henderson Global Funds (the “Trust”) will be held at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on March 10, 2011, at 9:00 a.m. Central Time, for the following purposes:

1.	To elect seven (7) Trustees to the Board of Trustees; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on January 10, 2011 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting.  Shareholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed proxy card and returning it promptly in the envelope provided for that purpose.  You may nevertheless vote in person at the Meeting if you choose to attend.  The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 10, 2011:  This Notice, the Proxy Statement and proxy card are available on the Internet at www.proxyvote.com.

By order of the Board,

/s/ Christopher K. Yarbrough

Christopher K. Yarbrough
Secretary
January 18, 2011

HENDERSON GLOBAL FUNDS
Henderson Emerging Markets Opportunities Fund
Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Opportunities Fund
Henderson Global Technology Fund
Henderson International All Cap Equity Fund
(formerly Henderson International Equity Fund)
Henderson International Opportunities Fund
Henderson Japan-Asia Focus Fund
Henderson Money Market Fund
Henderson Worldwide Income Fund

737 North Michigan Avenue
Suite 1700
Chicago, Illinois 60611
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PROXY STATEMENT
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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Henderson Global Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”), to be held at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on March 10, 2011, at 9:00 a.m. Central Time, and at any adjournments thereof.  For purposes of this Proxy Statement, each series of the Trust listed above may be referred to as a “Fund” or collectively as the “Funds.”

This Proxy Statement and the proxy card are being mailed to shareholders on or about January 21, 2011.  Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Trust or in person at the Meeting.  A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

The presence of one-third of the outstanding shares of the Trust, present in person or by proxy, constitutes a quorum for the transaction of business at the Meeting.  All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the election of each nominee as described in Proposal 1 of this Proxy Statement.  If a shareholder is present in person at the Meeting but does not cast a vote, the shareholder’s shares will count towards quorum and will have the same effect as a vote against Proposal 1, for which the required vote is the affirmative vote of more than 50% of the interests of shareholders present, in person, or by proxy, at the Meeting.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including the Proposal or adjournment of the Meeting).  Abstentions and broker non-votes will be treated as shares voted against a proposal as noted below.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  Accordingly, abstentions and broker non-votes will have the same effect as a vote against Proposal 1, for which the required vote is the affirmative vote of more than 50% of the interests of shareholders present, in person, or by proxy at the Meeting.

The following proposal will be considered and acted upon at the Meeting:

	Proposal	Series Effected	Classes Effected
1.	To elect seven Trustees to the Board of Trustees.	All Funds	All Classes

The Board of Trustees has fixed the close of business on January 10, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.  Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights.  As of the record date, the Trust had the following shares outstanding and entitled to vote at the Meeting:

Name of Fund	Number of Shares Outstanding and Entitled to Vote
	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
Henderson Emerging Markets Opportunities Fund	59,586.460	–	33,752.750	285,234.348	–	–
Henderson European Focus Fund	10,879,891.330	1,374,005.087	4,804,866.155	2,858,481.676	–	–
Henderson Global Equity Income Fund	58,432,645.277	–	44,333,148.631	17,786,375.405	–	–

Name of Fund	Number of Shares Outstanding and Entitled to Vote
	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
Henderson Global Opportunities Fund	994,228.171	–	830,856.910	–	–	–
Henderson Global Technology Fund	9,433,511.695	629,510.212	3,774,930.485	1,481,977.921	–	–
Henderson International All Cap Equity Fund	1,914.927	–	1,124.859	15,004,778.981	–	–
Henderson International Opportunities Fund	99,047,997.314	4,323,142.103	35,160,595.993	31,915,596.332	344,109.001	–
Henderson Japan-Asia Focus Fund	2,135,582.784	–	1,289,100.941	–	–	–
Henderson Money Market Fund	3,064,248.743	702,541.207	2,956,404.730	–	–	74,999,999.990
Henderson Worldwide Income Fund	3,191,944.902	959,934.546	3,043,371.842	–	–	–

Management of the Trust knows of no item of business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting.

The Trust will furnish, without charge, copies of its annual report for the fiscal year ended December 31, 2009 or fiscal year ended July 31, 2010 and the most recent semi-annual reports succeeding such annual reports, if any, to any shareholder requesting such a report.  Requests for an annual or semi-annual report should be made by writing to Henderson Global Funds, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, by accessing the Trust’s website at www.henderson.com or by calling 866.3HENDERSON (or 866.343.6337).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 10, 2011.  This Proxy Statement is available on the internet at:  www.proxyvote.com.  The Trust’s most recent annual and semi-annual reports are also available on the internet at:  www.henderson.com by selecting the icon for “USA”, followed by “Individual Investor”, “Mutual Funds” and “Prospectuses and Reports”.  You may call 1-866-343-6337 for information on how to obtain directions to be able to attend the Meeting and vote in person.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Trust.  Please take the time to read the Proxy Statement, and then cast your vote.  You may obtain additional copies of the Notice of Meeting, Proxy Statement and proxy card by calling 1-866-343-6337 or by accessing www.proxyvote.com.  There are multiple ways to vote.  Choose the method that is most convenient for you.  To vote by telephone or Internet, follow the instructions provided on the proxy card.  To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope.  Please do not return your proxy card if you vote by telephone or Internet.  To vote in person, attend the Meeting and cast your vote.  The Meeting will be held at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.  To obtain directions to the Meeting, please call 1-866-343-6337.

PROPOSAL 1
ELECTION OF TRUSTEES

The Trust’s Declaration of Trust dated May 11, 2001 (the “Declaration of Trust”) provides that the number of Trustees on the Board may be fixed from time to time by written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees so fixed, then in office.  At a meeting of the Board held on December 10, 2010, the Trustees determined to increase the number of Trustees from five (5) to seven (7).  The increase and the resignation of two (2) former Trustees resulted in four (4) vacancies on the Board and this Meeting was called to elect the nominees for Trustees.

The purpose of this proposal is to elect each nominee to serve on the Board (each, a “Nominee” and collectively, the “Nominees”).  The Board currently has three serving Trustees, all of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are referred to herein as the “Independent Trustees.”  The number of Trustees was previously set at five, of which two Trustees were interested persons as that term is defined in the 1940 Act.  Two of the vacancies proposed to be filled result from the resignation of former employees of the Trust’s investment adviser, Henderson Global Investors (North America) Inc. (the “Adviser”).  The Nominees proposed to fill these two positions, Mr. James G. O’Brien and Mr. Charles Thompson II, are current employees of the Adviser.  The other two vacancies proposed to be filled result from the increase in the size of the Board from five to seven.  The Trust currently has a retirement policy that provides that each Trustee shall retire at the end of the calendar year in which he reaches 75 years of age.  The Board determined that it was in the best interests of the Trust to add two additional Independent Trustees at this time as a part of the Board’s succession planning.  Mr. James W. Atkinson and Mr. Richard W. Durkes are nominated to fill these positions.  Each Trustee will hold office during the lifetime of this Trust and until its termination unless he dies, resigns or is removed as provided in the Declaration of Trust.  Any Trustee shall retire at the end of the calendar year in which he reaches 75 years of age.

The election of a Nominee will require the affirmative vote of more than 50% of the interests of shareholders present, in person, or by proxy, at the Meeting if a quorum is present. With respect to Proposal 1, shareholders of each

Fund vote together with shareholders of all the Funds.  A shareholder whose interests are treated as present at the Meeting, in person or by proxy, that does not cast a vote will have the same effect as a vote against a Nominee.

Information Concerning the Nominees

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships, are set forth in the table below.  A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

All Nominees have consented to serve if elected.

Name, address and age1	Position(s) with the Trust	Term of Office and Time Served2	Principal Occupations During Past Five Years	Number of Funds in the Fund Complex to be Overseen by the Nominee	Other Directorships Held by Nominee
Independent Nominees:
C. Gary Gerst, 71	Chairman, Trustee and Nominee	Since 2001	General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments), since 1993; Member of the Governing Council of the Independent Directors Council (IDC), since 2004; Board Member of the Investment Company Institute, since 2004.	10	Formerly, Trustee, Harris Insight Funds Trust.
Roland C. Baker, 71	Trustee and Nominee	Since 2001	Consultant to financial services industry.	10
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance); Director, People’s Trust Insurance Company (a Florida provider of homeowner’s insurance); formerly, Trustee, Scottish Widows Investment Partnership Trust; formerly, Trustee, Allstate Financial Investment Trust; and formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance).

Name, address and age1	Position(s) with the Trust	Term of Office and Time Served2	Principal Occupations During Past Five Years	Number of Funds in the Fund Complex to be Overseen by the Nominee	Other Directorships Held by Nominee
Faris F. Chesley, 71	Trustee and Nominee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	10	Chairman of the Investment Committee, Presbyterian Homes.
James W. Atkinson, 59	Nominee		Commercial Pilot, Atkinson Aviation LLC, since 2009.	10	Formerly, Trustee, LaRabida Children’s Hospital; formerly Trustee, Surgeons Diversified Investment Fund.
Richard W. Durkes, 60	Nominee		Managing Director, Sandler O’Neil & Partners, L.P. (a financial services company), since 2002.	10	Trustee, Sankaty Head Foundation.

Name, address and age1	Position(s) with the Trust	Term of Office and Time Served2	Principal Occupations During Past Five Years	Number of Funds in the Fund Complex to be Overseen by the Nominee	Other Directorships Held by Nominee
Interested Nominees:
James G. O’Brien3, 49	President and Nominee	Since 2010	Managing Director, HGINA, since 2008 and Director, Corporate Services, HGINA, 2001-2008.	10	Director, The Olson Company.
Charles Thompson II3, 40	Vice President and Nominee	Since 2010	Director of US Retail, since 2010, Director of National Sales, 2007-2010, Divisional Director- Central Region, 2002-2007.	10	None.

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1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.
3.	This Nominee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

Leadership Structure and the Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust.  The Board has engaged the Adviser as the Trust’s investment adviser and is responsible for overseeing the Adviser and the other service providers to the Trust.  The Board currently is composed of three Trustees, all of whom are Independent Trustees.  In addition to five regularly scheduled in-person meetings per year, the Board may hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting.  The Board met six (6) times during the fiscal year ended July 31, 2010.  All Independent Trustees were present at these meetings.  As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meetings of the Board.  In conjunction with the officers and legal counsel, the Independent Chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.  The Board has determined that this leadership structure is appropriate given the size and nature of the Trust and the size of the Board. The composition of the Board is reviewed annually by the Governance Committee to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. The Board and its committees are reviewed annually to consider, among other things, structure, functions, performance and effectiveness, and to recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.  As required by rules the Securities and Exchange Commission (the “SEC”) has adopted under the 1940 Act, the Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of the Trust and, for each Independent Trustee, a willingness to take an independent and questioning view of management.  Each Trustee also has considerable familiarity with the Trust, its Adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his substantial service as a Trustee of the Trust.  The following is a brief discussion of the specific education, experience, qualifications or skills that led to the conclusion, as of December 10, 2010, that each person identified below should serve as a Trustee for the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC and do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees and Nominees

C. Gary Gerst.  Mr. Gerst has served as a trustee of the Trust since 2001 and as Chairman of the Board since 2005.  Mr. Gerst currently is a General Partner of Cornelius &  Lothian LP, a private investment partnership, a Member of the Governing Council of the Independent Directors Council (IDC), and a Board Member of the Investment Company Institute (ICI).  Mr. Gerst has served as the chief executive officer of a NYSE listed company and has served as Co-Chairman and Chief Executive Officer of LaSalle Partners, predecessor of Jones Lang LaSalle.  Mr. Gerst has an MBA in finance and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Roland C. Baker.  Mr. Baker has served as a trustee of the Trust since 2001.  Mr. Baker currently serves as a consultant to the financial services industry and serves as a Director of Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance and Midland National Life Insurance Company.  Mr. Baker has held numerous senior management positions in the financial services industry, serving as President of First Penn-Pacific Life Insurance Company, a member of the Lincoln Financial Group, Founder, Chairman and Chief Executive Officer of Baker, Rakich, Shipley &  Politzer, Inc, consultants to the financial services industry, Chief Executive Officer of the Signature Group, a company specializing in direct response marketing of personal insurance, Chairman and Chief Executive Officer of Old American Insurance Company, a life and health insurer, Senior Vice President of Colonial Penn Group, during which time he was responsible for the financial, actuarial and strategic planning divisions, and Senior Vice President of Beneficial Standard Life Insurance Company.  Mr. Baker has held leadership positions in various not-for-profit organizations including the American Institute of Certified Public Accountants, the Society of Financial Service Professionals, the National Association of Independent Insurers, the American Institute for Property and Liability Underwriters, and the American Council of Life Insurance.  Mr. Baker has previously served on various for profit and not-for-profit boards, including serving as a member of the California State Teacher’s Retirement Board.  Mr. Baker has an MBA, is a Certified Public Accountant (inactive), a Chartered Life Underwriter and a Fellow of the Life Insurance Management Institute and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Faris F. Chesley.  Mr. Chesley has served as a trustee of the Trust since 2002.  Mr. Chesley is Founder and Chairman of Chesley, Taft &  Associates, LLC, a registered investment adviser.  Mr. Chesley has held numerous senior management positions in the financial services industry, serving as Vice Chairman of ABN AMRO Incorporated, during which tenure he was Chairman of the firm’s Investment Policy Committee and a member of its Risk Committee, Management Committee and Investment Advisory Committee, and as Executive Vice President and Director of Prescott, Ball &  Turben, Inc, a brokerage firm.  Mr. Chesley has served on the Midwest Stock Exchange’s Specialist Evaluation Committee and as Chairman of the Securities Industry Association’s Central States District.  He currently serves as Chairman of the Investment Committee of the Presbyterian Homes.  Mr. Chesley has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Independent Nominees

James W. Atkinson.  Mr. Atkinson currently is a commercial pilot at Atkinson Aviation LLC.  Mr. Atkinson has held numerous senior management positions in the financial services industry, including serving as Executive Vice President of Ariel Capital Management, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer for Ariel Capital Management, the Ariel mutual funds and Ariel Distributors and the Chief Compliance Officer for Ariel Capital Management and Ariel Distributors.  He also served as Senior Vice President, Finance &  Administration of Stein Roe &  Farnham, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer.  Mr. Atkinson was also a Senior Manager at

Arthur Andersen &  Co., an independent public accounting firm, where he specialized in auditing and consulting for financial services organizations.  Mr. Atkinson has served as an independent trustee for the Surgeons Diversified Investment Fund and as a trustee for the LaRabida Children’s Hospital.  Mr. Atkinson has a BA in accountancy.

Richard W. Durkes.  Mr. Durkes has held numerous senior management positions in the financial services industry.  He currently serves as a Managing Director of Sandler O’Neill &  Partners, L.P., a full service investment banking firm focused on the financial services sector.  He has served as Advisory Director for Berkshire Capital Corporation, an advisory firm specializing in asset management companies; Global Managing Director, member of the Global Equity Directorate (London) and Head of Equities and the Investment Banking Group at ABN AMRO Inc., a global commercial and investment bank; Executive Vice President and Director of the Chicago Corporation, a corporate finance services firm that was acquired by ABN AMRO Inc.; President and Chief Executive Officer, First City Bancshares, Inc., a community bank holding company; and Trust Officer of The Northern Trust Company, a global financial services firm.  Mr. Durkes holds the Series 7, 24 and 63 securities licenses and currently serves as trustee and Treasurer for the Sankaty Head Foundation and on the Jefferson Scholar selection committee for Graduate Fellowships at the University of Virginia.

Interested Nominees

James G. O’Brien.  Mr. O’Brien has served as the Managing Director North America for Henderson Global Investors since 2008.  Prior to this he was the Director of Corporate Services for Henderson for over seven years.  He has served as the Co-Founder and Chief Operating Officer for aKosys, a technology and advisory company; a Senior Managing Director of Finance and Administration at Kennedy Wilson, an international real estate investment and services firm; Executive Vice President and Senior Vice President for Heitman Properties, a real estate investment management firm; and Senior Vice President, Vice President and Commercial Lease Administrator for JMB Properties Company, a real estate property management company.  Mr. O’Brien has his J.D. from Chicago-Kent College of Law and currently serves on the Board of Directors for The Olson Company.

Charles Thompson II.  Mr. Thompson was recently named the Director of Retail Sales North America for Henderson Global Investors.  Prior to this he was the Director of National Sales for three years and Central Division Director for five years, both for Henderson.  He held several positions with Van Kampen Investments, predecessor of global investment firm Invesco, starting with Internal Wholesaler and ending as the Regional Vice President during his eight years with the company.  Mr. Thompson holds his Series 6, 7, 63, 65/66 and 24 securities licenses.

Risk Oversight.  Through its direct oversight role, and indirectly through its committees and the officers and service providers, the Board of Trustees performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust, including but not limited to investment, compliance and valuation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Trust and any measures taken to mitigate those risks; and (5) engaging the services of the Trust’s Chief Compliance Officer to report regularly and test the compliance procedures of the Trust and the service providers.

Standing Committees of the Board

The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below.  Each of the Audit Committee, Governance Committee and Valuation Committee is comprised solely of Independent Trustees.  The Valuation Committee may be comprised of both interested and Independent Trustees.

Audit Committee.  The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust’s financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee is comprised only of Independent Trustees, receives annual representations from the Trust’s independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee’s duties and powers.  Currently, the members of the Audit Committee are Messrs. Baker (Chair), Chesley and Gerst.  The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee held two meetings during the fiscal year ended July 31, 2010.

Governance Committee.  The Governance Committee oversees the effective functioning of the Board and its committees.  It also seeks and reviews candidates for consideration as nominees for membership on the Board.  The Governance Committee has a written charter that delineates the Committee’s duties and powers.  Currently, the members of the Governance Committee are Messrs. Baker, Chesley and Gerst (Chair).  The Governance Committee held one meeting during the fiscal year ended July 31, 2010.

The identification and recommendation of individuals for Board membership as Independent Trustees shall be the responsibility of the Governance Committee.  The selection and nomination of Independent Trustees shall be by vote of a majority of the incumbent Independent Trustees, and the selection and nomination of non-Independent Trustees shall be by vote of a majority of the trustees.

The Governance Committee shall independently evaluate independent trustee candidates for Board membership.  Suggestions for candidates may be submitted to the Committee by other trustees, by shareholders or by the Fund’s investment adviser. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Fund for the attention of the Chairman of the Governance Committee.

The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.  In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a cross section of backgrounds, functional disciplines and experience.
(b)	Candidates should exhibit stature and a familiarity with financial matters commensurate with the responsibility of representing shareholders.
(c)	Candidates shall commit to strive for high attendance levels at regular and special Board and committee meetings.
(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

A copy of the Governance Committee Charter is set forth herein as Appendix A.

Valuation Committee.  During the fiscal year ended July 31, 2010, the Valuation Committee determined a fair value of securities for which market quotations were not readily available.  Currently, the members of the Valuation Committee are Messrs. Chesley (chair) and Baker.  The Valuation Committee held 14 meetings during the fiscal year ended July 31, 2010.

Shareholder Communications

Although the Funds have not adopted a specific process regarding shareholder communications, shareholders of the Funds may communicate with the Board (or individual Trustee serving on the Board) by sending written communications, addressed to the Board as a group or any individual Trustee, to Henderson Global Funds, Attention:  Board of Trustees, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.  The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.

Executive Officers of the Trust

The following table provides information concerning the executive officers of the Trust.  The officers of the Trust are elected annually by the Board.  Each of these officers are also officers and/or employees of the Adviser.

Name, address and age1	Position(s) with the Trust	Term of Office and Time Served	Principal Occupations During Past Five Years
James G. O’Brien, 50	President	Since 2010	Managing Director, HGINA, since 2008 and Director, Corporate Services, HGINA, 2001-2008.
Kenneth A. Kalina, 50	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.
Alanna N. Nensel, 34	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA, since 2006 and Associate Director, Head of Marketing and Product Management, HGINA, 2003-2006.
Scott E. Volk, 38	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.
Christopher K. Yarbrough, 35	Secretary	Since 2004	Legal Counsel, HGINA.
Troy Statczar, 38	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA, since 2008; Senior Vice President, Citigroup 2005-2008.
Richard J. Mitchell, 46	Assistant Treasurer	Since 2007	Assistant Treasurer, HGINA, since 2007; Assistant Treasurer, Bank of New York, 2006-2007; Supervisor, The BISYS Group; 2002-2006.
Charles Thompson II, 40	Vice President	Since 2010	Director of US Retail, since 2010, Director of National Sales 2007-2010, Divisional Director- Central Region 2002-2007.
___________
1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2010.

Share Ownership

The following table sets forth information regarding the ownership of securities in the Funds by the Trustees and Nominees as of December 31, 2010:

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies
Independent Trustees
Roland C. Baker		$50,001 - $100,000
Henderson European Focus Fund	$10,001 - $50,000
Henderson International Opportunities Fund	$10,001 - $50,000
Henderson Worldwide Income Fund	$10,001 - $50,000
All other Funds	None
C. Gary Gerst		Over $100,000
Henderson European Focus Fund	Over $100,000
Henderson International Opportunities Fund	Over $100,000
All other Funds	None
Faris F. Chesley		Over $100,000
Henderson European Focus Fund	$50,001-$100,000
Henderson International Opportunities Fund	$50,001- $100,000
All other Funds	None
Independent Nominees
James W. Atkinson	None	None
Richard W. Durkes	None	None
Interested Nominees
James G. O’Brien		Over $100,000
Henderson European Focus Fund	$10,001 - $50,000
Henderson Global Equity Income Fund	Over $100,000
Henderson Global Technology Fund	$10,001 - $50,000
Henderson International Opportunities Fund	$50,001 - $100,000
Henderson Worldwide Income Fund	$10,001 - $50,000
All other Funds	None
Charles Thompson II	None	None

As of December 31, 2010, each of the Nominees, Trustees and executive officers of the Trust beneficially owned individually and collectively as a group, less than 1% of the outstanding shares of each class of each Fund.

Compensation

Effective January 1, 2011, the Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $40,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee.  Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in-person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings).  Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board.  Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings.  The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received and the Audit Committee Chairperson receives a supplemental annual retainer of $1,500, in addition to any other fees received.

The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust.  This includes salary, as well as both short and long-term incentive compensation.  No other officers of the Trust receive compensation from the Trust.  No other officer, director or employee of the Adviser, Henderson Investment Management Limited, the subadviser to certain Funds of the Trust, State Street Bank and Trust Company, the Funds’ custodian and administrator, Foreside Fund Services, LLC, the Funds’ distributor, or Boston Financial Data Services, the Funds’ Transfer Agent, currently receives any compensation from the Trust.

The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2010.

Trustee Name	Aggregate Compensation from Trust
Independent Trustees
Roland C. Baker	$61,500
C. Gary Gerst	$71,500
Faris F. Chesley	$61,500

The Trustees did not receive any pension or retirement benefits as compensation for their service as Trustees.

Shareholder Approval

Election of the listed Nominees for Trustees requires the affirmative vote of more than 50% of the interests of shareholders present, in person, or by proxy at the Meeting.  For purposes of this proposal, shareholders of all the Funds vote together as a single class.  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES.

GENERAL INFORMATION
MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser and Subadviser

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Funds’ investment adviser.  Henderson Investment Management Limited (“HIML”), 201 Bishopsgate, London UK EC2M 3AE is the Fund’s Subadviser.  The Adviser and Subadviser are indirect, wholly-owned subsidiaries of Henderson Group plc.

Administrator

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator for the Trust pursuant to an administration agreement.

Distributor

Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of each Fund’s shares pursuant a Distribution Agreement with the Trust.

Independent Registered Public Accounting Firm

Ernst &  Young LLP (“E & Y“), independent registered public accounting firm located at 155 N. Wacker, 20th Floor, Chicago, IL 60606, has been selected as independent public registered accounting firm for the Trust.  Representatives of E & Y are not expected to be present at the Meeting or be available to respond to questions but such representatives will have the opportunity to make a statement if they desire to do so.

The following series of the registrant have a fiscal year ended December 31:  Henderson International All Cap Equity Fund, Henderson Worldwide Income Fund and Henderson Money Market Fund (the “12/31 Henderson Funds”).  The following series of the Trust have a fiscal year ended July 31:  Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Technology Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson International Opportunities Fund and Henderson Japan-Asia Focus Fund (the “7/31 Henderson Funds”).  The Henderson Emerging Markets Opportunities Fund did not commence operations until December 31, 2010 and therefore will not be included in the fees set forth below.

Information provided below includes amounts billed during the applicable fiscal years for services rendered by the E & Y to the 12/31 Henderson Funds and the 7/31 Henderson Funds.

Audit Fees.  The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31

Henderson Funds for professional services rendered by E & Y to the Trust for the audit of the registrant’s annual financial statements or services normally provided by E & Y in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/10	$83,900	N/A
Year ended 7/31/10	N/A	$167,000
Year ended 12/31/09	$81,400	N/A
Year ended 7/31/09	N/A	$221,700

Please note that the Henderson Worldwide Income Fund changed its fiscal year end to December 31 on October 1, 2009.  Therefore the audit fee for the year ended July 31, 2009 includes fee for the Henderson Worldwide Income Fund since the Fund had a fiscal year ended July 31 at that time.

Audit-Related Fees.  There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by E & Y to the Trust that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by E & Y to the Adviser that are reasonably related to the performance of the audit of the Trust’s financial statements that were required to be pre-approved by the Audit Committee as required and are described under Pre-Approval Policies and Procedures below.
.
Tax Fees.  The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by E & Y to the Trust for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of E & Y reviewing the Trust’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/10	$20,941	N/A
Year ended 7/31/10	N/A	$46,672
Year ended 12/31/09	$20,325	N/A
Year ended 7/31/09	N/A	$67,408

Please note that the Henderson Worldwide Income Fund changed its fiscal year end to December 31 on October 1, 2009.  Therefore the tax fee for the year ended July 31, 2009 includes fee for the Henderson Worldwide Income Fund since the Fund had a fiscal year ended July 31 at that time.

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by E & Y to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit

Committee as required and are described under Pre-Approval Policies and Procedures below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 12/31/10	$0	N/A
Year ended 7/31/10	N/A	$0
Year ended 12/31/09	$0	N/A
Year ended 7/31/09	N/A	$0

All Other Fees.  There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by E & Y to the Trust, other than the services reported herein.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by E & Y to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures.  Pursuant to the Trust’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

      None of the services provided to the registrant described in this section were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described herein were required to be pre-approved by the Audit Committee as described in Pre-Approval Policies and Procedures above.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Because the Trust does not hold annual shareholder meetings, the anticipated date of the next shareholders meeting cannot be provided.  Although Trust has not adopted a specific process regarding shareholder proposals, any shareholder intending to submit a proposal to be presented at a meeting of shareholders may transmit such proposal to the Trust (addressed to Henderson Global Funds, c/o Christopher K. Yarbrough, Secretary of the Funds, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611) to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting.  Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state law.  The timely submission of a proposal does not guarantee its inclusion.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Trust who share an address, unless the Trust has received instructions to the contrary.  A shareholder may obtain additional copies of the Notice of Meeting, Proxy Statement and proxy card by accessing www.proxyvote.com or by calling 1-866-343-6337. Requests for an annual or semi-annual report should be made by writing to Henderson Global Funds, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, by accessing the Trust’s website at www.henderson.com or by calling 866.3HENDERSON (or 866.343.6337).

PROXY SOLICITATION

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Trust.  The Trust has retained Broadridge Financial Solutions to assist in the proxy solicitation.  The total cost of proxy solicitation services, including legal and printing fees, is estimated at $500,000, plus out-of-pocket expenses.  The expenses connected with the solicitation of proxies including proxies solicited by the Trust’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Funds.  The Trust will reimburse banks, brokers, and other persons holding the Trust’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

ADJOURNMENTS

i. In the event a quorum is not present at the Meeting or in the event that that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 9, 2011, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The affirmative vote of the shareholders present, in person or by proxy, holding less than 50% of the interests (of the Trust, series or class, as appropriate) of the shareholders present, in person or by proxy, at the Meeting will be sufficient for adjournment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth in Appendix B is information with respect to persons who are registered as beneficial owners of more than 5% of any class of a Fund’s voting securities as of December 31, 2010.

LEGAL MATTERS

Certain legal matters concerning the Trust will be passed upon by Vedder Price P.C., counsel to the Trust.

By order of the Board,

Christopher K. Yarbrough
Secretary of Henderson Global Funds
January 18, 2011

Appendix A

Henderson Global Funds

Governance Committee Charter
Adopted August 21, 2001
Amended September 23, 2004
Amended March 18, 2005
Amended December 15, 2009
Amended December 10, 2010

I.	PURPOSE

The Governance Committee is a committee of the Board of Trustees.  Its primary functions are to oversee the effective functioning of the Board and its committees and to identify and recommend individuals for membership as independent members on the Board.

II.	COMPOSITION

The Governance Committee shall be comprised of all independent board members who, in the opinion of the Board, are free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Governance Committee.  For these purposes, a board member is considered an independent board member if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.  Unless a Chair is elected by the Board, the members of the Governance Committee may designate a Chair by majority vote.

III.	MEETINGS

The Governance Committee shall meet at least once annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Governance Committee upon reasonable notice to the other members of the Governance Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Governance Committee shall:

A.	Board Nominations and Functions

1.	Identify and recommend individuals for membership on the Board as Independent Trustees.

2.	Identify and recommend annually an Independent Trustee to serve as the Chairperson of the Board of Trustees.

3.	Review the Board Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.

4.	At least annually, review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Review annually Independent Trustee compensation and Fund ownership criteria, and recommend any appropriate changes to the Independent Trustees as a group.

6.
Coordinate with legal counsel an annual evaluation of the performance of the Board and make any recommendations regarding possible improvement in materials provided to the Board or the conduct of Board meetings.

7.
Oversee the development and implementation by the Fund’s investment manager and legal counsel of a program for the orientation of new Independent Trustees and ongoing education for Independent Trustees.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.
Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Supervise counsel to the Independent Trustees.

3.
Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.	Retain any search firm to identify Independent Trustee candidates, at the expense of the Fund, if, in the Committee’s judgment, this is appropriate.

5.	Perform any other activities consistent with this Charter, the Fund’s Declaration of Trust, By-Laws and governing law, as the Governance Committee or the Board deems necessary or appropriate.

6.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Governance Committee deems necessary or appropriate.

D.	Litigation.

1.	As needed, review Fund litigation matters.

Appendix B

Fund	Name and Address	Percentage of Class Held
Henderson European Focus Fund—Class A	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	10.10%
Henderson European Focus Fund—Class A	Prudential Investment Management Service FBO Mutual Fund Clients Attn: Pruchoice Unit 100 Mulberry St. Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	7.15%
Henderson European Focus Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	21.43%
Henderson Global Technology Fund—Class A	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	6.16%
Henderson Global Technology Fund—Class A	Charles Schwab & Company Inc. Special Custody Acct FBO Customers 101 Montgomery St. San Francisco, CA 94101-4151	18.62%
Henderson Global Technology Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	21.22%
Henderson International Opportunities Fund—Class A	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	17.97%
Henderson International Opportunities Fund—Class A	Prudential Investment Management Service FBO Mutual Fund Clients Attn: Pruchoice Unit 100 Mulberry St. Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	6.56%
Henderson International Opportunities Fund—Class A	Charles Schwab & Company Inc. Special Custody Acct FBO Customers 101 Montgomery St. San Francisco, CA 94101-4151	6.28%
Henderson International Opportunities Fund—Class A	NFS LLC FEBO State Street Bank Cust SAI International Fund Brett Lear LCC 6th Floor SS39 2 Avenue De Lafayette Boston, MA 02111-1750	8.54%

Fund	Name and Address	Percentage of Class Held
Henderson International Opportunities Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	23.41%
Henderson European Focus Fund—Class B	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	9.61%
Henderson European Focus Fund—Class B	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	10.45%
Henderson Global Technology Fund—Class B	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	20.78%
Henderson Global Technology Fund—Class B	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	5.78%
Henderson Global Technology Fund—Class B	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	21.83%
Henderson International Opportunities Fund—Class B	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	9.68%
Henderson International Opportunities Fund—Class B	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	7.40%
Henderson International Opportunities Fund—Class B	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	21.48%
Henderson International Opportunities Fund—Class B	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	10.40%
Henderson European Focus Fund—Class C	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	8.85%
Henderson European Focus Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	10.05%

Fund	Name and Address	Percentage of Class Held
Henderson European Focus Fund—Class C	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	20.25%
Henderson European Focus Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	11.74%
Henderson Global Technology Fund—Class C	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	8.20%
Henderson Global Technology Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	9.67%
Henderson Global Technology Fund—Class C	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	22.91%
Henderson Global Technology Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	16.09%
Henderson International Opportunities Fund—Class C	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	9.14%
Henderson International Opportunities Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	11.54%
Henderson International Opportunities Fund—Class C	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	24.46%
Henderson International Opportunities Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	13.15%
Henderson Worldwide Income Fund—Class A	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	8.09%
Henderson Worldwide Income Fund—Class A	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.69%

Fund	Name and Address	Percentage of Class Held
Henderson Worldwide Income Fund—Class A	Prudential Investment Management Service FBO Mutual Fund Clients Attn: Pruchoice Unit 100 Mulberry St. Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	6.64%
Henderson Worldwide Income Fund—Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.33%
Henderson Worldwide Income Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	12.35
Henderson Worldwide Income Fund—Class A	RBC Capital Markets Corp FBO Robert W. Haddad 3460 CommerceDr. Columbus, IN 47201-2204	8.25%
Henderson Worldwide Income Fund—Class B	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	18.80%
Henderson Worldwide Income Fund—Class C	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	8.07%
Henderson Worldwide Income Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	8.50%
Henderson Worldwide Income Fund—Class C	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	26.23%
Henderson Worldwide Income Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	13.80%
Henderson International Opportunities Fund—Class R	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	6.40%
Henderson International Opportunities Fund—Class R	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	51.59%

Fund	Name and Address	Percentage of Class Held
Henderson International Opportunities Fund—Class R	Janney Montgomery Scott Hartley & Parker LTD Inc. Emp Julius Rosenberg 1801 Market St. Philadelphia, PA 19103-1628	7.27%
Henderson Japan-Asia Focus Fund—Class A	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	6.93%
Henderson Japan-Asia Focus Fund— Class A	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	11.45%
Henderson Japan-Asia Focus Fund—Class A	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	21.57%
Henderson Japan-Asia Focus Fund—Class A	Prudential Investment Management Service FBO Mutual Fund Clients Attn: Pruchoice Unit 100 Mulberry St. Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	5.13%
Henderson Japan-Asia Focus Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	9.35%
Henderson Japan-Asia Focus Fund—Class A	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103-2523	13.14%
Henderson Japan-Asia Focus Fund—Class C	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	8.52%
Henderson Japan-Asia Focus Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	6.78%
Henderson Japan-Asia Focus Fund—Class C	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	42.35%
Henderson Japan-Asia Focus Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	8.32%

Fund	Name and Address	Percentage of Class Held
Henderson Global Equity Income Fund—Class A	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	8.02%
Henderson Global Equity Income Fund—Class A	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	5.14%
Henderson Global Equity Income Fund—Class A	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.93%
Henderson Global Equity Income Fund—Class A	Prudential Investment Management Service FBO Mutual Fund Clients Attn: Pruchoice Unit 100 Mulberry St. Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	7.28%
Henderson Global Equity Income Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	31.98%
Henderson Global Equity Income Fund—Class C	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	9.86%
Henderson Global Equity Income Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	13.61%
Henderson Global Equity Income Fund—Class C	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	30.53%
Henderson Global Equity Income Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	13.88%
Henderson Global Opportunities Fund—Class A	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	5.58%
Henderson Global Opportunities Fund—Class A	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.10%

Fund	Name and Address	Percentage of Class Held
Henderson Global Opportunities Fund—Class A	Henderson International Inc. 737 N. Michigan Ave. Suite 1700 Chicago, IL 60611-6652	6.17%
Henderson Global Opportunities Fund—Class A	Raymond James & ssoc. Inc. FBO John B Edgerton Jr TTEE John B. Edgerton Jr. Rev Trust 1072 W Camino Urbano Green Valley, AZ 85622-4802	10.42%
Henderson Global Opportunities Fund—Class A	Raymond James & Assoc. Inc. FBO John B Edgerton Jr TTEE Virginia G Edgerton Rev Trust 1072 W Camino Urbano Green Valley, AZ 85622-4802	5.42%
Henderson Global Opportunities Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	22.36%
Henderson Global Opportunities Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	8.37%
Henderson Global Opportunities Fund—Class C	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	25.80%
Henderson Global Opportunities Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	24.18%
Henderson International All Cap Equity Fund—Class I	Currie & o. C/O Fiduciary Trust Co Intl. P.O. Box 3199 Church Street Station New York, NY 10008-3199	5.44%
Henderson International All Cap Equity Fund—Class I	Dengel & Co. C/O Fiduciary Trust Co. Intl. P.O. Box 3199 New York, NY 10008-3199	5.29%
Henderson International All Cap Equity Fund—Class I	SEI Private Trust Company FBO State Street Bank Attn. Mutual Fund Administrator 1 Freedom Valley Dr. Oaks, PA 19456-9989	6.21%
Henderson International All Cap Equity Fund—Class I	SEI Private Trust Company FBO State Street Bank Attn. Mutual Fund Administrator 1 Freedom Valley Dr. Oaks, PA 19456-9989	6.98%

Fund	Name and Address	Percentage of Class Held
Henderson International All Cap Equity Fund—Class I	Bank of America NA Elmina B Sewall Foundation P.O. Box 831575 Dallas, TX 75283-1575	5.02%
Henderson International All Cap Equity Fund—Class I	Felician Services, Inc. 3800 W Peterson Ave. Chicago, IL 60659-3116	5.66%
Henderson International All Cap Equity Fund—Class I	Charles Schwab & Company Inc. Special Custody Acct FBO Customers 101 Montgomery St. San Francisco, CA 94101-4151	15.34%
Henderson International All Cap Equity Fund—Class I	NFS LLC FBO Fiduciary Trust Company P.O. Box 55806 Boston, MA 02205-5806	13.34%
Henderson Money Market Fund—Class A	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	5.47%
Henderson Money Market Fund—Class A	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	7.12%
Henderson Money Market Fund—Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.14%
Henderson Money Market Fund—Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.14%
Henderson Money Market Fund—Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	30.79%
Henderson Money Market Fund—Class B	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	9.89%
Henderson Money Market Fund—Class B	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	7.16%
Henderson Money Market Fund—Class B	State Street Bank and Trust Co. Cust for the Rollover IRA FBO Ronald J Behers 15907 Country Pl Tampa, FL 33624-1535	5.82%

Fund	Name and Address	Percentage of Class Held
Henderson Money Market Fund—Class B	First Clearing, LLC Myra Martz Huth IRA FCC as Custodian 9 Rogan Dr. Cincinnati, OH 45246-3852	5.76%
Henderson Money Market Fund—Class B	RBC Capital Markets Corp. FBO Mark J Ackerman Mark J Ackerman PHH SEP-IRA 12600 N. Lake Forest Ct. Mequon, WI 53092-2468	6.38%
Henderson Money Market Fund—Class B	RBC Capital Markets Corp. FBO Garth E Carrier TTEE Garth E Carrier Trust 2548 Elk Grove Rd. Solvang, CA 93463-9626	6.18%
Henderson Money Market Fund—Class B	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	6.78%
Henderson Money Market Fund—Class C	Morgan Stanley Smith Barney Harborside Financial Plaza 2, 3rd Floor Jersey City, NJ 07311	27.76%
Henderson Money Market Fund—Class C	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	10.07%
Henderson Money Market Fund—Class C	LPL Financial Services 9785 Towne Center Dr. San Diego, CA 92121-1968	5.34%
Henderson Money Market Fund—Class C	LPL Financial Services 9785 Towne Center Dr. San Diego, CA 92121-1968	7.71%
Henderson Money Market Fund—Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	24.63%
Henderson European Focus Fund—Class I	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	18.02%
Henderson European Focus Fund—Class I	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	37.04%

Fund	Name and Address	Percentage of Class Held
Henderson European Focus Fund—Class I	NFS, LLC FEBO State Street Bank Trust Co. 1200 Crown Colony Dr. Quincy, MA 02169-0938	10.37%
Henderson Global Technology Fund—Class I	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	28.03%
Henderson Global Technology Fund—Class I	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	48.03%
Henderson International Opportunities Fund—Class I	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	21.45%
Henderson International Opportunities Fund—Class I	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	62.27%
Henderson Global Equity Income Fund—Class I	Citigroup Global Markets House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	38.52%
Henderson Global Equity Income Fund—Class I	Merrill Lynch, Pierce, Fenner & Smith FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	38.19%
Henderson International All Cap Equity Fund—Class A	Henderson Global Investors (North America) Inc. Attn. Doug Denyer 1 Financial Plz Fl 19 Hartford, CT 06103-2608	100%
Henderson International All Cap Equity Fund—Class C	Henderson Global Investors (North America) Inc. Attn. Doug Denyer 1 Financial Plz Fl 19 Hartford, CT 06103-2608	100%
Henderson Emerging Markets Opportunities Fund—Class A	Henderson Global Investors (North America) Inc. Attn. Doug Denyer 1 Financial Plz Fl 19 Hartford, CT 06103-2608	100%
Henderson Emerging Markets Opportunities Fund—Class C	Henderson Global Investors (North America) Inc. Attn. Doug Denyer 1 Financial Plz Fl 19 Hartford, CT 06103-2608	100%

Fund	Name and Address	Percentage of Class Held
Henderson Emerging Markets Opportunities Fund—Class I	Henderson Global Investors (North America) Inc. Attn. Doug Denyer 1 Financial Plz Fl 19 Hartford, CT 06103-2608	100%
Henderson Money Market Fund—Class Z	State Street Bank and Trust Company FBO Henderson Global Investors 200 Newport Ave. Quincy, MA 02171	100%

To vote by Internet
1)	Read the Proxy Statement and have the Proxy Card below
at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the Proxy Card below
at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the Proxy Card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,
you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DYNAMIC CALLING -POSITION C - EFN LINE 1

			For	Withhold	For All	INSTRUCTION: To withhold authority to vote for
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS			All	All	Except	any individual nominee, write that nominee’s
A VOTE FOR THE FOLLOWING PROPOSAL:						number(s) in the space provided below.

1.	To elect seven Trustees to the Board of Trustees:		☐	☐	☐
01.	C. Gary Gerst
02.	Roland C. Baker
03.	Faris F. Chesley
04.	James W. Atkinson
05.	Richard W. Durkes
06.	James G. O’Brien
07.	Charles Thompson II

As to any other matter, said attorneys shall vote in accordance with their discretion.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ABOVE AND IN THE DISCRETION OF THE
PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY
ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE
OF SPECIAL MEETING AND PROXY STATEMENT.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

You can find the proxy statement online at www.proxyvote.com.

<XXXXX>2

PROXY CARD
HENDERSON GLOBAL FUNDS
737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 10, 2011
This proxy is being solicited on behalf of the Board of Trustees of Henderson Global Funds
The undersigned, revoking previous proxies, hereby appoint(s) Christopher K. Yarbrough and Kenneth A. Kalina, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Henderson Global Funds (the “Trust”), on behalf of each of its series (each, a “Fund” and together, the “Funds”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Henderson Global Funds, 737 North MichiganAvenue, Suite 1700, Chicago, Illinois 60611 at 9:00 a.m., Central Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE.